1 Monthly Operating Report ACCRUAL BASIS CASE NAME: Erickson Incorporated CASE NUMBER: 16-34393 JUDGE: Harlin D. Hale UNITED STATES BANKRUPTCY COURT NORTHERN & EASTERN DISTRICTS OF TEXAS REGION 6 MONTHLY OPERATING REPORT MONTH ENDING: December 2016 MONTH YEAR IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE. RESPONSIBLE PARTY: /s/ David Lancelot Chief Restructuring Officer ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE David Lancelot 1/30/2017 PRINTED NAME OF RESPONSIBLE PARTY PREPARER: DATE /s/ Craig Eastwood Controller ORIGINAL SIGNATURE OF PREPARER TITLE Craig Eastwood 1/30/2017 PRINTED NAME OF PREPARER DATE

2 GENERAL NOTES: • This Monthly Operating Report (the “MOR”) has been filed on a deconsolidated basis for Erickson Incorporated (7561); EAC Acquisition Corporation (3733); Erickson Helicopters, Inc. (5052); Erickson Transport, Inc. (9162); Evergreen Helicopters International, Inc. (1311); Evergreen Equity, Inc. (9209); and Evergreen Unmanned Systems, Inc. (3961) (collectively, the “Debtors”). The Debtors do not maintain separate financial books and records for Debtors EAC Acquisition Corporation, Erickson Transport, Inc., Evergreen Helicopters International, Inc., Evergreen Equity, Inc., and Evergreen Unmanned Systems, Inc. Financial activity for all Debtors, including all disbursements made by the Debtors, is aggregated and reported in the books and records of Erickson Incorporated and Erickson Helicopters, Inc. • MORs for Debtors EAC Acquisition Corporation, Erickson Transport, Inc., Evergreen Helicopters International, Inc., Evergreen Equity, Inc., and Evergreen Unmanned Systems, Inc. do not include any related balances or activity given the lack of material transactions for sections 1 – 6. However, any potential activity for these entities is reported and disclosed in the MORs for Erickson Incorporated and Erickson Helicopters, Inc. Readers should refer to the MORs for Erickson Incorporated and Erickson Helicopters, Inc. for further information. • The Debtors have reported information in the MOR as it is maintained in their books and records. On November 8, 2016, each of the Debtors filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas for reorganization relief under chapter 11 of title 11 of the United States Code. The cases were consolidated for procedural purposes only under Case No. 16- 34393. • The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers limited time periods, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with U.S. generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter and otherwise different from those required in the Company’s periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for a period that would be reflected in the Company’s financial statements or in its report pursuant to the Exchange Act. Information set forth in the Monthly Operating Report should not be viewed as indicative of future results. • The Debtors use a centralized cash management system. See the Cash Management motion filed on November 9, 2016 [Docket No. 008] for a full description of the Debtors’ cash management system.

3 • For financial reporting purposes, the Debtors generally prepare consolidated financial statements. On December 14, 2016, the Debtors filed their Schedules of Assets and Liabilities and the Statement of Financial Affairs (the “Statements and Schedules”). As described in the global notes to the Statements and Schedules and above, the Debtors do not maintain separate financial books and records for certain Debtors. Information is reported in the MOR as it is maintained in the Debtors’ books and records, consistent with the Statements and Schedules. • As noted in the global notes to the Statements and Schedules, Schedule AB information is based largely on the Debtors’ October 31, 2016 trial balance. The Debtors have reported the ‘Schedule Amount’ in the MOR based on the Debtors’ October 31, 2016 trial balance, however variances between the Statements and Schedules and the MOR may exist. These variances are on account of, among other things: recategorization of certain assets to more closely match Schedule AB questions, and listing of certain values as ‘undetermined’ in Schedule AB and at book value in the MOR (e.g. IP, Goodwill, etc). • The MOR is not meant to be relied upon as a complete description of the Debtors, their businesses or condition (financial or otherwise), or their results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this MOR. This MOR is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission. Certain exceptions as listed below are not exhaustive of all non-GAAP compliance: o The financial statements are unaudited and will not be subject to audit or review by the Debtors’ external auditors at any time in the future and are subject to change. o The MOR does not reflect all normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period. o Certain items presented in this MOR are not fully known or under research and may be accounted for differently in future monthly reports. Please note:  Prepetition liabilities could materially increase in the future, on account of, among others, potential rejection of certain aircraft and non-craft leases.  As previously disclosed in an 8-K filed on November 9th, 2016, the Company advised investors not to rely on previously issued consolidated financial statements for the years ended December 31, 2015 and 2014 and its quarterly financial information for each of the quarterly and year-to-date periods ended March 31, June 30, and September 30, for the years 2015 and 2014, and the quarterly and year-to- date periods ended March 31 and June 30, 2016, because of certain errors within the financial statements. In the 8-K, the Company disclosed that it had discovered an estimated $13.8 million understatement of current liabilities and return-to-service expense as the net cumulative effect of these errors through June 30, 2016. The Monthly Operating Reports being filed during bankruptcy will not include the full amount of the Company’s Return-to-Service liability, primarily due to changes in the status of many of the leases and related leased aircraft in question. o The MOR does not include explanatory footnotes such as disclosures required under GAAP. o The MOR is not presented in GAAP-based SEC reporting format.

Monthly Operating Report
ACCRUAL BASIS-1

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

See Attached Rider

COMPARATIVE BALANCE SHEET

	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
ASSETS				
1. UNRESTRICTED CASH				
2. RESTRICTED CASH				
3. TOTAL CASH	$0	$0	$0	$0
4. ACCOUNTS RECEIVABLE (NET)				
5. INVENTORY				
6. NOTES RECEIVABLE				
7. PREPAID EXPENSES				
8. OTHER (ATTACH LIST)				
9. TOTAL CURRENT ASSETS	$0	$0	$0	$0
10. PROPERTY, PLANT & EQUIPMENT				
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION				
12. NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13. DUE FROM INSIDERS				
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15. OTHER (ATTACH LIST)				
16. **TOTAL ASSETS**	$0	$0	$0	$0
POSTPETITION LIABILITIES				
17. ACCOUNTS PAYABLE				
18. TAXES PAYABLE				
19. NOTES PAYABLE				
20. PROFESSIONAL FEES				
21. SECURED DEBT				
22. OTHER (ATTACH LIST)				
23. TOTAL POSTPETITION LIABILITIES		$0	$0	$0
PREPETITION LIABILITIES				
24. SECURED DEBT				
25. PRIORITY DEBT				
26. UNSECURED DEBT				
27. OTHER (ATTACH LIST)				
28. TOTAL PREPETITION LIABILITIES	$0	$0	$0	$0
29. **TOTAL LIABILITIES**	$0	$0	$0	$0
EQUITY				
30. PREPETITION OWNERS' EQUITY				
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)				
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33. TOTAL EQUITY		$0	$0	$0
34. **TOTAL LIABILITIES & OWNERS' EQUITY**		$0	$0	$0

4

Erickson Incorporated
Case Number: 16-34393
Comparative Balance Sheet

Monthly Operating Report
Accrual Basis-1 (pg 1 of 3)
12/31/2016

	EAC			EHI		
	Schedule Amount	**11/30/2016**	**12/31/2016**	**Schedule Amount**	**11/30/2016**	**12/31/2016**
Assets						
1. Unrestricted Cash	1,139,095	3,322,354	2,423,804	294,824	182,360	306,690
2. Restricted Cash	-	-	100,000	-	-	-
3. Total Cash	1,139,095	3,322,354	2,523,804	294,824	182,360	306,690
4. Accounts Receivable	23,365,972	23,247,543	16,794,834	17,312,527	17,206,192	17,043,436
5. Inventory [1]	-	-	-	-	-	-
6. Notes Receivable [2]	310,470,056	310,470,056	306,598,914	-	-	-
7. Prepaid Expenses	4,995,783	5,201,848	5,898,816	1,565,262	1,480,562	1,496,870
8. Other (Attach List)	1,507,108	1,522,854	1,991,891	252,444	252,444	252,444
9. Total Current Assets	340,338,919	340,442,301	331,284,456	19,130,233	18,939,198	18,792,750
10. Property Plant and Equipment	40,457,975	37,923,364	42,471,275	6,975,211	6,912,529	6,796,126
11. Less: Accumulated Depreciation/Depletion	(23,338,252)	(23,000,461)	(23,270,611)	(2,680,714)	(2,766,788)	(2,857,079)
12. Net Property, Plant and Equipment	17,119,723	14,922,903	19,200,664	4,294,497	4,145,741	3,939,048
13. Due From Insiders	-	-	-	-	-	-
14. Other Assets - Net of Amortization	99,990,462	98,676,876	98,804,149	44,699,196	57,850,063	54,493,345
15. Other (Attach Lists)	129,329,347	128,065,314	119,646,908	224,737,325	226,615,668	228,889,341
16. Total Assets	587,917,546	585,429,748	571,459,980	293,156,075	307,733,029	306,421,174
Postpetition Liabilities						
17. Accounts Payable		795,683	5,136,310		3,717,764	6,537,808
18. Taxes Payable [3]		-	226,539		-	-
19. Notes Payable		-	-		-	-
20. Professional Fees [4]		2,485,900	5,050,898		-	-
21. Secured Debt [5]		-	-		-	-
22. Other (Attach List)		37,437,808	64,955,276		11,848,159	4,507,917
23. Total Postpetition Liabilities		40,719,392	75,369,023		15,565,922	11,045,725
Prepetition Liabilities [6]						
24. Secured Debt [7, 8]	470,829,818	450,980,996	429,370,891	-	-	-
25. Priority Debt	-	-	-	-	-	-
26. Unsecured Debt	18,610,303	18,630,758	18,609,700	3,752,777	3,720,731	3,688,359
27. Other (Attach List)	46,427,130	39,189,532	34,902,529	24,741,892	21,219,478	20,707,831
28. Total Prepetition Liabilities	535,867,251	508,801,287	482,883,120	28,494,669	24,940,209	24,396,190
29. Total Liabilities	535,867,251	549,520,678	558,252,144	28,494,669	40,506,131	35,441,915
Equity						
30. Prepetition Owners' Equity [9]	52,050,295	45,114,266	45,114,266	264,661,406	264,991,485	264,991,485
31. Postpetition Cumulative Profit or (Loss)	-	(8,979,380)	(32,794,043)	-	2,235,413	5,987,774
32. Direct Charges to Equity (Attach Explanation)	-	(225,816)	887,613	-	-	-
33. Total Equity	52,050,295	35,909,070	13,207,836	264,661,406	267,226,898	270,979,259
34. Total Liabilities & Owners' Equity	587,917,546	585,429,748	571,459,980	293,156,075	307,733,029	306,421,174

[1] Note that inventory is classified as a Long Term Asset on the company's books, as such it has been included in line 15 'Other' assets

[2] The Note Receivable balance relates to Investments in Subsidiary companies.

[3] The Taxes Payable balance (as reported in Accrual Basis-4) is incorporated in the Debtors' books and records as part of the sub schedule for line 22 'Other' liabilities as Accrued Payroll and Related Taxes.

[4] The Debtors have refined their methodology for professional fee accruals, resulting in updates to certain previously-reported items.

[5] The unpaid Postpetition Lease balance from Accrual Basis-6 is captured within the Accounts Payable or Other Accrued Liabilities balance.

[6] Creditors may have claims against multiple legal entities.

[7] As of 11/30/2016, the Secured Debt consists of $349M in Bonds Payable net of debt issuance costs, $101.7M in Asset Based Revolving Debt net of debt issuance costs and $115.8k in financed furniture. As of 12/31/16, the Secured Debt consists of $349M in Bonds Payable net of debt issuance costs, $79.9M in Asset Based Revolving Debt net of debt issuance costs and $115.8k in financed furniture.

[8] As more fully described in the First Day Declaration of David Lancelot [Docket No. 038], Erickson, Incorporated is the borrower and issuer under the First Lien Credit Facility and Second Priority Notes, Erickson Helicopters, Inc. is a borrower under the First Lien Credit Facility, and the remaining Debtors are guarantors under both the First Lien Credit Facility and the Second Priority Notes.

[9] The Change in Prepetition Owners' Equity between 10/31/2016 and 11/8/2016 is a result of prepetition business operations.

5

Erickson Incorporated		Monthly Operating Report
Case Number: 16-34393		Accrual Basis-1 (pg 2 of 3)
Comparative Balance Sheet		12/31/2016

8. Other Current Assets

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Current Assets						
1. Income Tax Receivable	1,255,471	1,271,217	2,065,555	252,444	252,444	252,444
2. Costs in Excess of Billings	-	-	-	-	-	-
3. Deferred Tax Assets (Current)	251,637	251,637	(73,664)	-	-	-
Total Other Current Assets	1,507,108	1,522,854	1,991,891	252,444	252,444	252,444

15. Other LT Assets

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other LT Assets						
1. Assets Held for Sale	1,500,000	1,500,000	1,500,000	4,510,411	4,510,411	7,082,618
2. Goodwill and Other Intangible Assets	2,205,093	2,205,093	2,205,093	172,327,289	172,148,585	171,969,881
3. Allowance for Doubtful Accounts - LT	(4,815,811)	(4,815,811)	(4,656,065)	-	-	-
4. Deposits - LT	1,272,762	1,576,014	2,671,995	7,859,306	8,342,274	8,884,271
5. Other noncurrent assets	40,444	39,503	38,563	9,634	8,422	7,199
6. Other Assets Forward Contracts	-	-	-	-	-	-
7. Noncurrent Accounts Receivable	4,845,459	4,704,741	4,656,065	-	-	-
8. Inventory Prepaid	-	-	-	10,000	10,000	10,000
9. Notes Receivable - EIA Working Capital Adj	-	-	-	-	-	-
10. Notes Receivable - EIA Working Capital Adj - discount	-	-	-	-	-	-
11. Investments - SIMA	-	-	-	-	-	-
12. Investments - Layang Layang	-	-	-	-	-	-
13. Reserve - Investment Layang Layang	-	-	-	-	-	-
14. Investments - COMAI	-	-	-	-	-	-
15. Deferred Tax Assets - Non Current	228,792	228,792	219,583	0	0	0
16. Aircraft Support Parts	124,052,608	122,626,981	113,011,674	40,020,686	41,595,975	40,935,373
Total Other LT Assets	129,329,347	128,065,314	119,646,908	224,737,325	226,615,668	228,889,341

22. Other Postpetition Liabilities

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Postpetition Liabilities						
1. Accrued Payroll and Related Taxes		5,583,922	6,003,459		12,184	12,184
2. Customer Advance Payments		-	-		-	-
3. Accrued Interest [1]		2,232,239	5,195,678		37,873	37,544
4. Forward Contracts		56,093	-		-	-
5. Return to Service Liability		-	-		-	-
6. Deferred Revenue		278,240	290,640		595,400	186
7. Mobilization Expense Accrual		(48,081)	1,569,064		-	75,000
8. Venue Expense Accrual		260,004	551,679		-	-
9. Other Accrued Liabilities		1,134,633	2,231,549		63,475	60,352
10. Intercompany		(10,209,752)	64,012		11,139,167	4,322,651
11. Deferred Tax Liability		-	140,384		-	-
12. Other LT Liabilities		260,147	276,525		60	-
13. Uncertain Tax Position		-	(4,394)		-	-
14. Debtor in Possession Financing		37,890,364	48,636,681		-	-
Total Other Postpetition Liabilities		37,437,808	64,955,276		11,848,159	4,507,917

[1] Debtors are continuing to accrue interest on account of Second Lien debt, but despite the accrual claimants may not be entitled to postpetition interest.

6

Erickson Incorporated
Case Number: 16-34393
Comparative Balance Sheet

Monthly Operating Report
Accrual Basis-1 (pg 3 of 3)
12/31/2016

27. Other Prepetition Liabilities

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Prepetition Liabilities						
1. Accounts Payable [1]	13,004,006	10,395,759	8,016,046	16,209,390	15,478,157	15,498,128
2. Taxes Payable	63,836	63,836	63,836	-	-	-
3. Notes Payable	-	-	-	-	-	-
4. Professional Fees	72,495	57,915	57,930	-	-	-
5. Accrued Payroll and Related Taxes	5,099,356			10,173		
6. Customer Advance Payments	-	-	-	-	-	-
7. Accrued Interest	15,934,652	15,840,681	15,702,002	47,751	-	-
8. Forward Contracts	112,520	-	-	-	-	-
9. Return to Service Liability	-	-	-	900,000	900,000	900,000
10. Deferred Revenue	627,266	627,266	627,266	-	-	-
11. Mobilization Expense Accrual	1,520,651	1,519,001	-	75,000	75,000	-
12. Venue Expense Accrual	88,199	20,128	-	-	-	-
13. Other Accrued Liabilities	10,621,812	10,995,105	10,936,044	4,860,599	4,771,319	4,624,723
14. Intercompany	(14,368,650)	(12,790,110)	(12,790,110)	(4,636,144)	(6,967,598)	(6,967,598)
15. Deferred Tax Liability	2,024,465	2,024,465	2,024,465	-	-	-
16. Other LT Liabilities	10,454,534	9,263,497	9,093,063	7,275,123	6,962,600	6,652,578
17. Uncertain Tax Position	1,171,988	1,171,988	1,171,988	-	-	-
Total Other Prepetition Liabilities	46,427,130	39,189,532	34,902,529	24,741,892	21,219,478	20,707,831

32. Direct Charges to Equity

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Direct Charges to Equity						
Cumulative Translation Adjustment		(233,550)	102,052		-	-
Additional Paid In Capital		7,734	10,898		-	-
Other Comprehensive Income Adjustment [2]		-	1,000,479		-	-
Total Direct Charges to Equity		(225,816)	1,113,429		-	-

[1] This balance may fluctuate due to the receipt of additional prepetition invoices as well as the matching of payments made versus goods received.

[2] Given the rapid downturn in the oil & gas market soon after the acquisition management has made the decision to divest of the Air Amazonia subsidiary.

7

8 CASE NAME: Erickson Incorporated CASE NUMBER: 16-34393 Monthly Operating Report ACCRUAL BASIS-2 See Attached Rider INCOME STATEMENT MONTH MONTH MONTH MONTH REVENUES 1. GROSS REVENUES 2. LESS: RETURNS & DISCOUNTS 3. NET REVENUE $0 $0 $0 $0 COST OF GOODS SOLD 4. MATERIAL 5. DIRECT LABOR 6. DIRECT OVERHEAD 7. TOTAL COST OF GOODS SOLD $0 $0 $0 $0 8. GROSS PROFIT $0 $0 $0 $0 OPERATING EXPENSES 9. OFFICER / INSIDER COMPENSATION 10. SELLING & MARKETING 11. GENERAL & ADMINISTRATIVE 12. RENT & LEASE 13. OTHER (ATTACH LIST) 14. TOTAL OPERATING EXPENSES $0 $0 $0 $0 15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE $0 $0 $0 $0 OTHER INCOME & EXPENSES 16. NON-OPERATING INCOME (ATTACH LIST) 17. NON-OPERATING EXPENSE (ATTACH LIST) 18. INTEREST EXPENSE 19. DEPRECIATION / DEPLETION 20. AMORTIZATION 21. OTHER (ATTACH LIST) 22. NET OTHER INCOME & EXPENSES $0 $0 $0 $0 REORGANIZATION EXPENSES 23. PROFESSIONAL FEES 24. U.S. TRUSTEE FEES 25. OTHER (ATTACH LIST) 26. TOTAL REORGANIZATION EXPENSES $0 $0 $0 $0 27. INCOME TAX 28. NET PROFIT (LOSS) $0 $0 $0 $0

Erickson Incorporated
Case Number: 16-34393
Income Statement

Monthly Operating Report
Accrual Basis-2 (pg 1 of 2)
12/31/2016

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Revenues						
1. Gross Revenues	10,339,499	5,540,925	9,201,193	7,860,235	6,109,897	8,773,603
2. Less: Returns & Discounts	(73,924)	(23,427)	(35,095)	(155,158)	(906,110)	(494,141)
3. Net Revenue	10,265,575	5,517,498	9,166,098	7,705,077	5,203,787	8,279,462
4. Material [1]	-	-	-	-	-	-
5. Direct Labor [1]	-	-	-	-	-	-
6. Direct Overhead [1]	-	-	-	-	-	-
7. Total Cost of Goods Sold [1]	-	-	-	-	-	-
8. Gross Profit	10,265,575	5,517,498	9,166,098	7,705,077	5,203,787	8,279,462
Operating Expenses						
9. Officer / Insider Compensation	-	-	-	-	-	-
10. Selling & Marketing	-	-	-	-	-	-
11. General & Administrative	1,268,366	541,019	1,238,166	18	-	(586)
12. Rent & Lease	233,906	180,238	246,955	684,731	381,657	520,442
13. Other (Attach List)	11,624,397	7,439,363	18,682,016	7,712,379	2,558,455	3,969,326
14. Total Operating Expenses	13,126,668	8,160,620	20,167,137	8,397,128	2,940,112	4,489,181
15. Income Before Non-Operating Income & Expense	(2,861,093)	(2,643,122)	(11,001,039)	(692,051)	2,263,675	3,790,280
Other Income & Expenses						
16. Non-Operating Income (Attach List)	-	-	-	-	-	-
17. Non-Operating Expense (Attach List)	294,434	334,587	235,576	(1,240)	488	375
18. Interest Expense	3,407,901	2,559,182	3,432,505	38,199	27,774	37,544
19. Depreciation / Depletion	Included within Other Operating					
20. Amortization	Included within Other Operating					
21. Other (Attach List)	1,487,855	772,490	5,031,849	4,748	-	-
22. Net Other Income & Expenses	5,190,189	3,666,259	8,699,931	41,708	28,262	37,919
Reorganization Expenses						
23. Professional Fees [2]	624,394	1,395,000	1,910,749	-	-	-
24. U.S. Trustee Fees	-	25,000	25,000	-	-	-
25. Other (Attach List)	678,726	1,250,000	1,535,499	-	-	-
26. Total Reorganization Expenses	1,303,120	2,670,000	3,471,248	-	-	-
27. Income Tax	-	-	642,445	-	-	-
28. Net Profit (Loss)	(9,354,402)	(8,979,380)	(23,814,663)	(733,759)	2,235,413	3,752,362

[1] Note the company does not classify any activity as Cost of Goods sold as product sales are considered ancillary to the business. Expenses have been included within the Operating section.

[2] The Debtors have refined their methodology for professional fee accruals, resulting in updates to certain previously-reported items.

9

Erickson Incorporated	Monthly Operating Report
Case Number: 16-34393	Accrual Basis-2 (pg 2 of 2)
Income Statement	12/31/2016

13. Other

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Operating Expenses						
1. Salaries Wages and Benefits (Operations)	5,241,749	3,852,553	5,410,169	(110,518)	(57,618)	(164,094)
2. Mobilization / Freight Costs	401,687	737,530	182,866	79,482	62,657	9,480
3. Aircraft Fuel	159,750	52,601	230,623	61,804	30,030	48,748
4. Infrastructure Costs	1,982,749	796,094	1,552,039	2,000,969	1,379,646	1,673,591
5. Maintenance	312,298	423,559	202,013	703,442	367,217	352,284
6. Depreciation	933,482	631,702	846,059	638,285	470,223	841,022
7. Amortization	861,007	472,555	319,335	619,932	310,085	501,232
8. Insurance	379,898	178,127	353,908	-	(119,872)	-
9. E&O/Scrap	35,287	5,220	36,268	54,770	(111)	693,182
10. Cost of Aircraft Sold	-	7,229	(197,957)	460	24	-
11. R&D	40,493	(8,033)	(16,681)	-	-	-
12. Impairment of Goodwill/Other Assets [1]	-	-	7,932,588	562,053	-	-
13. Cease Use Cost on Idle Aircraft	-	-	-	3,000,087	9,728	12,549
14. Other Operating - Aerial	294,431	234,387	1,222,947	166,451	(1,744)	(18,141)
15. Other Operating - MRO	(336,125)	(510,582)	136,526	(157,613)	(15,608)	8,894
16. Other Operating Corporate	2,620,811	3,236,423	3,942,562	92,776	123,797	10,580
17. Reorganization Fees - Reclassed from Operating	(1,303,120)	(2,670,000)	(3,471,248)	-	-	-
Total Other Operating Expenses	11,624,397	7,439,363	18,682,016	7,712,379	2,558,455	3,969,326

16. Other Non Operating Income

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Non Operating Income						
1. Interest Income	-	-	-	-	-	-
Total Other Income	-	-	-	-	-	-

17. Other Non Operating Expense

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Non Operating Expense						
1. Realized Foreign Exchange (Gain)/Loss	(1,538)	956	19,612	(1,240)	488	375
2. Unrealized MTM on Fx	19,980	118,859	(76,815)	-	-	-
3. Amortization of Debt Issuance	275,992	214,773	292,780	-	-	-
Total Other Non Operating Expense	294,434	334,587	235,576	(1,240)	488	375

21. Other Income and Expenses

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Income and Expenses						
1. Other Income	(29,870)	(19,350)	49,956	-	-	-
2. Other Expense	1,517,725	791,839	1,340,888	4,748	-	-
3. Other [2]	-	-	3,641,005	-	-	-
Total Other Expense	1,487,855	772,490	5,031,849	4,748	-	-

25. Other Reorganization Fees

	EAC			EHI		
	Schedule Amount	11/30/2016	12/31/2016	Schedule Amount	11/30/2016	12/31/2016
Other Reorganization Fees						
1. Legal Expenses [3]	678,726	1,250,000	1,535,499	-	-	-
2. Audit/Accounting	-	-	-	-	-	-
3. Other	-	-	-	-	-	-
Total Other Reorganization Fees	678,726	1,250,000	1,535,499	-	-	-

[1] Given the rapid downturn in the oil & gas market soon after the acquisition management has made the decision to divest of the Air Amazonia subsidiary. Additional amounts pertain to the write down of inventory.

[2] Given the rapid downturn in the oil & gas market soon after the acquisition management has made the decision to divest of the Air Amazonia subsidiary.

[3] The Debtors have refined their methodology for professional fee accruals, resulting in updates to certain previously-reported items.

10

Monthly Operating Report
ACCRUAL BASIS-3

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

See Attached Rider

CASH RECEIPTS AND DISBURSEMENTS	MONTH	MONTH	MONTH	QUARTER
1. CASH - BEGINNING OF MONTH	$0	$0	$0	
RECEIPTS FROM OPERATIONS				
2. CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE				
3. PREPETITION				$0
4. POSTPETITION				$0
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS				
6. LOANS & ADVANCES (ATTACH LIST)				$0
7. SALE OF ASSETS				$0
8. OTHER (ATTACH LIST)				$0
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$0	$0	$0	
OPERATING DISBURSEMENTS				
12. NET PAYROLL				$0
13. PAYROLL TAXES PAID				$0
14. SALES, USE & OTHER TAXES PAID				$0
15. SECURED / RENTAL / LEASES				$0
16. UTILITIES				$0
17. INSURANCE				$0
18. INVENTORY PURCHASES				$0
19. VEHICLE EXPENSES				$0
20. TRAVEL				$0
21. ENTERTAINMENT				$0
22. REPAIRS & MAINTENANCE				$0
23. SUPPLIES				$0
24. ADVERTISING				$0
25. OTHER (ATTACH LIST)				$0
26. TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES				
27. PROFESSIONAL FEES				$0
28. U.S. TRUSTEE FEES				$0
29. OTHER (ATTACH LIST)				$0
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$0	$0	$0	$0
32. NET CASH FLOW	$0	$0	$0	$0
33. CASH - END OF MONTH	$0	$0	$0	

11

12 Erickson Incorporated Case Number: 16-34393 Cash Flow Statement Monthly Operating Report Accrual Basis-3 12/31/2016 12/1/16 - 12/31/16 EAC EHI Total Cash Receipts 1 15,116,652 7,617,481 Disbursements Employee Benefits and Other 1,124,192 - Debt Service 2 369,975 - Freight and Fuel 287,302 141,709 Insurance 49,704 - Other Operating Expenses 1,862,042 240,530 Payroll 5,057,725 - Physical Goods 1,699,656 709,044 Professional Fees 920,264 - Total Disbursements 11,370,859 1,091,283 Net Cash Flow 3,745,793 6,526,198 CASH RECONCILIATION: Beginning Cash 3,322,354 182,360 Net Financing Proceeds from DIP Facilities 3 10,000,000 - Total Cash Disbursements 4 (10,799,593) (1,091,283) Other 5 1,043 1,215,613 Closing Balance 2,523,804 306,690 1 Cash collections are swept daily to the pre-petition DIP ABL Loan and do not typically impact ending cash balances 2 Debt Service charges are applied directly to the post-petition DIP Revolving Facility and do not reflect cash transactions 3 Reflects net operating cash proceeds from the DIP Term Facility and DIP Revolving Facility 4 Excludes non-cash disbursements charged directly to the DIP Revolving Facility 5 Includes cash collections on December 31st held in the depository account not yet swept to the revolver, differences between bank and book cash, and intercompany book transfers between the Debtors.

Monthly Operating Report
ACCRUAL BASIS-4

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

See Attached Rider

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
1. 0-30				
2. 31-60				
3. 61-90				
4. 91+				
5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE				
7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES

MONTH: December 2016

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL					$0
2. STATE					$0
3. LOCAL					$0
4. OTHER (ATTACH LIST)					$0
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0
6. ACCOUNTS PAYABLE					$0

STATUS OF POSTPETITION TAXES

MONTH: December 2016

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				$0
2. FICA-EMPLOYEE				$0
3. FICA-EMPLOYER				$0
4. UNEMPLOYMENT				$0
5. INCOME				$0
6. OTHER (ATTACH LIST)				$0
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL				
8. WITHHOLDING				$0
9. SALES				$0
10. EXCISE				$0
11. UNEMPLOYMENT				$0
12. REAL PROPERTY				$0
13. PERSONAL PROPERTY				$0
14. OTHER (ATTACH LIST)				$0
15. TOTAL STATE & LOCAL	$0	$0	$0	$0
16. TOTAL TAXES	$0	$0	$0	$0

13

Erickson Incorporated
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-4
12/31/2016

Accounts Receivable

	EAC			EHI		
Accounts Receivable Aging	**Schedule Amount**	**11/30/2016**	**12/31/2016**	**Schedule Amount**	**11/30/2016**	**12/31/2016**
1. 0-30	15,320,748	18,264,969	8,329,867	7,944,369	15,960,655	15,303,393
2. 31-60	1,288,748	2,190,489	4,160,852	338,122	253,419	562,209
3. 61-90	1,309,877	541,166	614,798	17,802	247,472	41,552
4. 91+	455,953	1,174,390	731,288	(14,487)	3,085	136,284
5. Total Accounts Receivable	18,375,326	22,171,014	13,836,805	8,285,806	16,464,631	16,043,438
6. Amount Considered uncollectible	(901,659)	(821,692)	(821,592)	(490,922)	(7,922)	-
7. Accounts Receivable Net	17,473,668	21,349,323	13,015,214	7,794,884	16,456,708	16,043,438

Other Accounts Receivable	5,892,304	1,898,220	3,779,621	9,517,643	749,483	999,998
Total AR	23,365,972	23,247,543	16,794,834	17,312,527	17,206,192	17,043,436

Aging of Postpetition Taxes and Payables

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	905,083	-	-	-	905,083
2. STATE	11,942	-	-	-	11,942
3. LOCAL	-	-	-	-	-
4. OTHER (ATTACHED LIST)	-	-	-	-	-
5. TOTAL TAXES PAYABLE	917,025	-	-	-	917,025

6. ACCOUNTS PAYABLE	5,496,696	159,334	-	-	5,656,031
Other Accounts Payable [1]					6,018,088
Total Accounts Payable					11,674,119

[1] Other A/P includes items such as: Inventory Received Not Invoiced, Credit Card Clearing, and manual A/P adjustments

Status of Postpetition Taxes

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING	-	-	-	-
2. FICA-EMPLOYEE	-	-	-	-
3. FICA-EMPLOYER	-	-	-	-
4. UNEMPLOYMENT	-	-	-	-
5. INCOME	-	32,821	(22,938)	55,759
6. OTHER (SEE LIST BELOW)	111,163	2,112,808	1,374,647	849,324
7. TOTAL FEDERAL TAXES	111,163	2,145,629	1,351,709	905,083
STATE AND LOCAL				
8. WITHHOLDING [1]	-	-	-	-
9. SALES [2]	-	-	-	-
10. EXCISE	1,258	1,177	-	2,435
11. UNEMPLOYMENT	-	-	-	-
12. REAL PROPERTY	3,552	3,490	-	7,041
13. PERSONAL PROPERTY	1,043	1,423	-	2,466
14. OTHER (ATTACH LIST)	-	-	-	-
15. TOTAL STATE & LOCAL	5,853	6,090	-	11,942
16. TOTAL TAXES	117,016	2,151,718	1,351,709	917,025

6. OTHER

FEDERAL	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
Employment Tax	111,163	2,072,808	1,374,647	809,324
India	-	40,000	-	40,000
6. OTHER	111,163	2,112,808	1,374,647	849,324

[1] State taxes are included within the Other line in the Federal section as the tax accrual process does not identify Federal vs Local
[2] No postpetition Sales taxes accrued

14

15 CASE NAME: Erickson Incorporated CASE NUMBER: 16-34393 BANK RECONCILIATIONS A. BANK: TOTAL B. ACCOUNT NUMBER: C. PURPOSE (TYPE): 1. BALANCE PER BANK STATEMENT $0 2. ADD: TOTAL DEPOSITS NOT CREDITED $0 3. SUBTRACT: OUTSTANDING CHECKS $0 4. OTHER RECONCILING ITEMS $0 5. MONTH END BALANCE PER BOOKS $0 $0 $0 $0 6. NUMBER OF LAST CHECK WRITTEN Monthly Operating Report ACCRUAL BASIS-5 See Attached Rider MONTH: December 2016 Account #1 Account #2 Account #3 INVESTMENT ACCOUNTS BANK, ACCOUNT NAME & NUMBER DATE OF PURCHASE TYPE OF INSTRUMENT PURCHASE PRICE CURRENT VALUE 7. 8. 9. 10. 11. TOTAL INVESTMENTS $0 $0 CASH 12. CURRENCY ON HAND $0 13. TOTAL CASH - END OF MONTH $0

Erickson Incorporated
Case Number: 16-34393
Bank Reconciliations

Monthly Operating Report
Accrual Basis-5
12/31/2016

Month End - October 2016	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)	0235	2897			0245	0252			
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	1,550,599	-		1,550,599	243,525			243,525	1,794,124
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	(438,543)	(52,873)		(491,417)	(270,142)	1,446		(268,696)	(760,112)
4. OTHER RECONCILING ITEMS	13,570	52,873	13,469	79,913	317,091	(1,446)	4,349	319,994	399,907
5. MONTH END BALANCE PER BOOKS	1,125,626	-	13,469	1,139,095	290,475	-	4,349	294,824	1,433,919
6. NUMBER OF LAST CHEK WRITTEN	86034	51849			217131	010922			

Month End - November 2016	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)	0235	2897			0245	0252			
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	3,187,894	-		3,187,894	198,888	-		198,888	3,386,782
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	97,252	(38,233)		59,019	(25,643)	(1,446)		(27,089)	31,931
4. OTHER RECONCILING ITEMS	23,739	38,233	13,469	75,441	4,766	1,446	4,349	10,561	86,002
5. MONTH END BALANCE PER BOOKS	3,308,885	-	13,469	3,322,354	178,011	-	4,349	182,360	3,504,714
6. NUMBER OF LAST CHEK WRITTEN	86556	51873			217520	010922			

Month End - December 2016	EAC	EAC	EAC	EAC Total	EHI	EHI	EHI	EHI Total	
A. BANK:	Wells	Wells	Petty Cash		Wells	Wells	Petty Cash		TOTAL
B. ACCOUNT NUMBER (Last 4)									
C. PURPOSE (TYPE):	Operating	Payroll			Operating	Payroll			
1. BALANCE PER BANK STATEMNT	2,847,058	-		2,847,058	530,499	-		530,499	3,377,557
2. ADD: TOTAL DEPOSITS NOT CREDITED				-	-			-	-
3. SUBTRACT: OUTSTANDING CHECKS	(432,907)	(27,045)		(459,952)	(230,604)	(1,446)		(232,050)	(692,002)
4. OTHER RECONCILING ITEMS	1,039	27,045	8,614	36,698	4,927	1,446	1,867	8,241	44,939
5. MONTH END BALANCE PER BOOKS	2,415,190	-	8,614	2,423,804	304,823	-	1,867	306,690	2,730,494
6. NUMBER OF LAST CHEK WRITTEN	86770	51918			217614	010922			

16

Monthly Operating Report
ACCRUAL BASIS-6

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

MONTH: December 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS [1]			
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. None			
2.			
3.			
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

[1] Note - ordinary wage, expense and benefit payments to employees deemed 'Insiders' are not reported in Accrual Basis-6.

PROFESSIONALS					
NAME [1]	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUN T PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID [2]
1. Haynes & Boone LLP	12/16/2016, Docket # 191		$480,747	$480,747	$115,736
2. Houlihan Lokey	12/16/2016, Docket # 191		$135,403	$135,403	$129,285
3. Goldberg Kohn Ltd	12/16/2016, Docket # 191		$103,880	$103,880	$0
4. Sayfarth Shaw LLP	12/16/2016, Docket # 191		$102,823	$102,823	$0
5. Loughlin Management Partners & Co	12/16/2016, Docket # 191		$97,412	$97,412	$0
6. TOTAL PAYMENTS TO PROFESSIONALS			$920,265	$920,265	$245,022

[1] Excludes professional firms that did not receive payment during the month of December; several professional not listed above have incurred costs but invoices have not yet been received or processed
[2] Reflects only invoices formally noticed to the Debtors for firms with payments received in the corresponding month

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. See Attached Rider			
2.			
3.			
4.			
5.			
6. TOTAL	$1,432,144	$22,074,160	$2,610,178

17

Erickson Incorporated
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-6 (pg 1 of 2)
12/31/2016

Postpetition Status of Secured Notes, Leases Payable and Adequate Protection Payments

	Name of Creditor	Scheduled Monthly Payments Due [1]	Amounts Paid During Month [2]	Total Unpaid Post Petition [3,4]
1	EAGLE COPTERS MAINTENANCE LTD	18,000	-	36,000
2	EAGLE COPTERS MAINTENANCE LTD	18,000	-	36,000
3	HELIFLEET 2013-01, LLC N300EV	32,000	-	64,000
4	HELIFLEET 2013-01, LLC N367EV	25,000	-	50,000
5	HELIFLEET 2013-01, LLC N787SR	20,000	-	40,000
6	HELIFLEET 2013-01, LLC N814EH	9,000	-	18,000
7	HELIFLEET 2013-01, LLC N8227J	8,000	-	16,000
8	HELIFLEET 2013-01, LLC N366EV	31,000	-	62,000
9	HELIFLEET 2013-01, LLC N415EV	87,104	-	174,207
10	MILESTONE AVIATION ASSET HOLDING GROUP NO 1	68,500	-	137,000
11	MILESTONE AVIATION ASSET HOLDING GROUP NO 1	67,931	-	135,862
12	THE MILESTONE AVIATION GROUP LIMITED	290,245	-	580,490
13	SQN HELO, LLC	48,885	-	97,770
14	SQN HELO, LLC	56,217	-	112,434
15	SQN HELO, LLC	51,811	-	103,621
16	SQN HELO, LLC	51,811	-	103,621
17	SQN HELO, LLC	39,960	-	79,920
18	ITC LEASING N708H	60,417	-	120,834
19	ITC LEASING N745H	15,019	-	30,038
20	ITC LEASING N746H	30,576	-	61,153
21	SENTRY AIRCRAFT LEASING 8 105 EV	27,362	-	54,724
22	SENTRY AIRCRAFT LEASING #171CJ	26,931	-	53,863
23	SENTRY CAPITAL CORP #368EV	70,653	-	141,305
24	SENTRY CAPITAL CORP #393AL	27,477	-	54,954
25	SENTRY AIRCRAFT LEASING #N437CA	32,915	-	65,830
26	SENTRY AIRCRAFT LEASING #N502FS	29,330	-	58,661
27	VARIANT AIRCRAFT FUND 28198 LLC	47,855	-	95,709
28	AMERICAN MULTIPLEX LLC	1,150	1,150	1,150
29	KING ISLAND NATIVE CORPORATION	2,200	2,200	2,200
30	MUNICIPALITY OF ANCHORAGE	1,912	1,912	1,912
31	PARK PLAZA II APARTMENTS	2,240	2,240	-
32	ROGERS PARK	900	900	900
33	BURRILL REAL ESTATE INC	11,324	11,324	-
34	JACKSON COUNTY AIRPORT AUTHORITY	2,181	2,181	2,181

[1] Amounts Scheduled December Rent payments.

[2] Payments on post petition rent/leases in December.

[3] Amounts include scheduled November and December Rent payments for the full month current outstanding, they have not been prorated to reflect solely postpetition amounts for November.

[4] In January, the Bankruptcy Court approved various stipulations providing for Section 1110(b) extensions in relation to several lessors. These stipulations addressed payments for the period from 11/9/2016 through 1/31/17 and beyond. These stipulations will in most cases reduce the amounts payable detailed here.

18

Erickson Incorporated
Case Number: 16-34393

Monthly Operating Report
Accrual Basis-6 (pg 2 of 2)
12/31/2016

Postpetition Status of Secured Notes, Leases Payable and Adequate Protection Payments

	Name of Creditor	Scheduled Monthly Payments Due [1]	Amounts Paid During Month [2]	Total Unpaid Post Petition [3, 4]
35	JACKSON COUNTY AIRPORT AUTHORITY	434	434	434
36	SRI EIGHT MACADAM LLC	40,651	40,651	-
37	WEST CASCADE PROPERTIES	2,758	2,758	-
38	WESTERN EQUIPMENT FINANCE	1,795	1,795	-
39	ACME SUITES/AYALA PROPERTIES LLC	2,000	2,000	533
40	ROBERT F GREENWELL CO LLP	43,929	76,144	11,715
41	SMITH RANCHES	11,086	11,086	-
42	T&D FAMILY TRUST (TIM & DENISE SMITH)	11,514	11,514	-
43	J&H CP, LLC			
44	ENTERPRISE FM TRUST	4,072	2,986	5,158
45	WELLS FARGO REVOLVER [5]		21,902,885	
	Total	1,432,144	22,074,160	2,610,178

[1] Amounts Scheduled December Rent payments.

[2] Payments on postpetition rent/leases in December.

[3] Amounts include scheduled November and December Rent payments for the full month current outstanding, they have not been prorated to reflect solely postpetition amounts for November.

[4] In January, the Bankruptcy Court approved various stipulations providing for Section 1110(b) extensions in relation to several lessors. These stipulations addressed payments for the period from 11/9/2016 through 1/31/17 and beyond. These stipulations will in most cases reduce the amounts payable detailed here.

[5] The Pre-Petition ABL Loan reflects both post-petition payments from collection of receivables as well as the First Lien Repayment as described in the final DIP Order [Docket No. 133, entered on 12/2/2016]. As the pre-petition facility continues to collect proceeds and pay down its principal balance, the DIP Revolving Facility allows the Debtors to advance funds on a post-petition basis. Please reference the final DIP Order [Docket No. 133] for further information.

19

Monthly Operating Report
ACCRUAL BASIS-7

CASE NAME:	Erickson Incorporated
CASE NUMBER:	16-34393

MONTH: December 2016

QUESTIONNAIRE

	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		x
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		x
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	x	
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	x	
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	x	
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		x
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		x
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	x	
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		x
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		x
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		x
12. ARE ANY WAGE PAYMENTS PAST DUE?		x

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3. Company continues to transact with wholly and partially owned subsidiaries of Erickson Incorporated in the normal course of operations.
4. Court approved first day motion payments made as well as court approved professional fees.
5. The debtor in possesion financing.
8. 3100 Willow Springs Drive - Lessor J&H LLC paid 7/1/16 through 6/30/17 property taxes on our behalf. Payment to J&H outstanding.
12. Certain prepetition severance amounts have not been paid postpetition.

INSURANCE

	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	x	
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	x	
3. PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Auto	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $31,097, 9 Monthly payments - $10,370
Domestic Workers Comp	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $174,507, 3 Quarterly payments - $144,475
Foreign Workers Comp	Willis of Oregon	4/1/16 - 3/30/17	Downpayment - $129,907, 3 Quarterly payments - $129,906
Defense Bases Act Work Comp	Willis - FlatIron Financing	4/1/16 - 3/30/17	Downpayment - $209,467 to Willis of Oregon - 10 monthly payments of $49,704
Property and Package Insurance	Willis - FlatIron Financing	4/1/16 - 3/30/17	Included above
Executive Risk Insurance	Willis - FlatIron Financing	4/1/16 - 3/30/17	Included above
Aviation Insurance	Willis of New York	7/1/16 - 6/30/17	Downpayment - $907,454, 3 Quarterly payments - $864,009
Marine Policy	Willis of New York	7/1/16 - 6/30/17	Quarterly - $40,750
Excess Policy	Willis of New York	7/1/16 - 6/30/17	Semi - Annual - $53,186
Political Risk Insurance	Willis	8/1/16 - 7/31/16	Quarterly - Approx. $9,000
Financing Fee	Willis of New York	7/1/16 - 6/30/17	Quarterly - $93,149
Aircraft Hull and Liability	Willis of Canada	7/1/16 - 6/30/17	Quarterly $62,157

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